Exhibit 99.1

Press Release

Exar Corporation Announces Fiscal 2017 Third Quarter Financial Results

Fremont, CA – February 1, 2017 - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal application specific technology solutions serving the Industrial, Infrastructure, Automotive, and Audio/Video markets, today announced financial results for the Company's fiscal year 2017 third quarter, which ended on January 1, 2017. Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business, which the Company has divested, and are presented in the GAAP results as discontinued operations.

Fiscal 2017 Third Quarter Highlights

●	Net sales of $27.2 million, down 1% sequentially
●	GAAP gross margin of 49.4% (Non-GAAP gross margin of 53.4%)
●	GAAP operating loss of $0.6 million (Non-GAAP operating income of $3.5 million)
●	GAAP EPS from continuing operations of $(0.01) (Non-GAAP EPS of $0.07)
●	GAAP EPS from discontinued operations of $0.89 (Non-GAAP EPS of $0.02)
●	iML divestiture completed
●	Cash and equivalents, and short-term marketable securities of $228 million

Ryan Benton, Exar’s Chief Executive Officer, commented, “Exar again delivered solid results for the third fiscal quarter of 2017. Sales grew 7.6% compared to the third quarter of fiscal 2016. Our financial results include reaching a non-GAAP gross margin of 53.4%, up 730 basis points from the same period a year ago, and at a level not seen at Exar in almost a decade.”

Mr. Benton added, “Our financial results reflect the success we are having in executing on our strategy. We are seeing the benefits of partnering with tier-one technology leaders to deliver high-value advanced power management and interface technology solutions. At the same time we have made tremendous improvements in our competitiveness by increasing the efficiency of our Company’s supply chain. Both of these efforts offer additional efficiencies going forward, and I am pleased with our continued progress.”

Fiscal 2017 Third Quarter Highlights (Continuing Operations Only):

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses, and charges, which either occur relatively infrequently or which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

●	Net Sales
o	Third quarter net sales of $27.2 million decreased $0.4 million, or 1.4%, from the previous quarter’s $27.6 million, and increased 7.6% from the $25.3 million from the same period a year ago.
●	Gross Margin
o	GAAP gross margin of 49.4% increased from 47.8% reported in the previous quarter and the 43.4% reported in the third quarter last year.
o	Non-GAAP gross margin of 53.4% increased from 51.9% reported in the previous quarter and the 46.1% reported in the third quarter last year.
●	Operating Expenses
o

GAAP operating expenses of $14.1 million increased $1.0 million and decreased $0.1 million from the previous quarter’s expenses of $13.1 million and the same period a year ago expenses of $14.2 million, respectively. Fiscal 2017 third quarter operating expenses included:

■	Charges of (i) $3.2 million stock-based compensation expense and (ii) $0.7 million amortization of purchased intangibles.
o

Non-GAAP operating expenses of $11.0 million increased by $0.4 million and $0.3 million from the previous quarter’s operating expenses of $10.6 million and from the same quarter in the prior year’s expenses of $10.7 million, respectively.

●	Net Income/Loss
o

GAAP net loss was $0.3 million, compared to net income of $0.1 million reported in the previous quarter, and compared to a net loss of $2.0 million reported in the third quarter of fiscal 2016. Note that the continuing operations do not include a gain of $45.4 million related to the divestiture of our iML subsidiary, which is classified as part of discontinued operations.

o

Non-GAAP net income of $3.4 million decreased $0.4 million from the previous quarter’s net income of $3.8 million and increased $2.5 million from the $0.9 million reported in the third quarter of fiscal 2016.

●	Earnings/Loss Per Share
o	GAAP loss per share was $0.01, compared to $0.00 reported in the previous quarter and a loss per share of $0.04 reported in the same period a year ago.
o	Non-GAAP diluted earnings per share were $0.07, compared to $0.08 reported in the previous quarter, and the $0.02 reported in the third period a year ago.

Keith Tainsky, Exar’s Chief Financial Officer, stated, “We remain committed to our goal of delivering predictable operating results and increasing shareholder value. Our continued efforts to drive efficiency and increased competitiveness through the supply chain are paying enormous dividends.” Mr. Tainsky continued, “Even as the funnel of advanced product design wins grows, we will keep the pressure and focus on continual improvement in our supply chain.”

Fiscal 2017 Fourth Quarter Guidance:

For the fiscal 2017 fourth quarter ending April 2, 2017, the Company expects results to be as follows:

●	Net sales: $27.7 million, plus or minus $0.5 million
●	GAAP gross margin: 50.0% to 52.0% (Non-GAAP 53.0% to 55.0%)
●	GAAP operating expenses: $13.0 million to $14.0 million (Non-GAAP $11.0 million to $11.5 million)
●	GAAP EPS: $0.00 to $0.03 (Non-GAAP $0.07 to $0.09)

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in conjunction with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with this press release.

As previously scheduled, the conference call will begin today, February 1, 2017 at 4:45 p.m. EST (1:45 p.m. PST). To access the conference call, please dial (918) 534-8424 or (844) 359-0802. The passcode for the live call is 49098807. In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar’s mission is to leverage our extensive analog and mixed-signal portfolio, experience and IP to deliver leading-edge application specific technology solutions to target markets where operational excellence and reliability are valued. We service the Industrial, Infrastructure, Automotive, and Audio/Video markets by acting as an extension of the customer’s own technology organization and singularly focusing on exceeding customer expectations. For more information, visit http://www.exar.com.

Forward-Looking Statements Safe Harbor Disclosure

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements that the Company will continue to execute on its strategies, increase design wins, and keeping pressure and focus on continual improvements in our supply chain and the Company’s financial outlook expectations for the fourth quarter ending April 2, 2017. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission (SEC) filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our annual report on Form 10-K filed with the SEC on May 27, 2016 and our Form 10-Q filed with the SEC on August 10, 2016, and available on our Investor webpage and on the SEC website at www.sec.gov.

Discussion of Non-GAAP Financial Measures

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets, impairment charges, gain upon closing sale-leaseback of our corporate headquarters, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated as part of the discontinuation of a product line, severance costs associated with the former CEO, the financial results of the iML Display business as well as the gain recognized from the sale of the iML business, accruals for and proceeds received from dispute resolutions and patent litigation, merger and acquisition and related integration costs, certain income tax benefits and credits, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provide further clarity on its profitability.

Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business, which the Company has divested, and are presented in the GAAP results as discontinued operations.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its competitors who employ and disclose similar non-GAAP measures. However, the manner in which we calculate these non-GAAP financial measures may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Exar’s activities. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information. The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

Investors should refer to the reconciliation of Non-GAAP Results to GAAP Results, which is contained in this press release.

For more information, visit http://www.exar.com

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Keith Tainsky, CFO Phone: (510) 668-7201 Email: investorrelations@exar.com	Laura Guerrant-Oiye, Investor Relations Phone: (510) 668-7201 Email: laura.guerrant@exar.com

-Tables follow-

Unless otherwise indicated, all financial results presented in the following tables exclude the financial results of the iML Display business, which the Company has divested, and are presented as discontinued operations.

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

GAAP Results	THREE MONTHS ENDED						NINE MONTHS ENDED
	JANUARY 1, 2017		OCTOBER 2, 2016		DECEMBER 27, 2015		JANUARY 1, 2017		DECEMBER 27, 2015
Industrial	$19,141	70%	$19,042	69%	$16,851	66%	$56,619	69%	$53,450	70%
Infrastructure	4,034	15%	5,065	18%	4,308	17%	14,695	18%	11,006	14%
Audio/Video	2,721	10%	1,840	7%	2,764	11%	6,413	8%	6,726	9%
Automotive	772	3%	961	3%	920	4%	2,512	3%	2,725	4%
Other	554	2%	693	3%	467	2%	1,720	2%	2,341	3%
Net Sales	$27,222	100%	$27,601	100%	$25,310	100%	$81,959	100%	$76,248	100%

Gross Profit	$13,456	49%	$13,193	48%	$10,975	43%	$40,011	49%	$32,406	43%
Operating Expenses	$14,073	52%	$13,112	48%	$14,154	56%	$32,677	40%	$44,087	58%
Income (loss) from operations	$(617)	-2%	$81	0%	$(3,179)	-13%	$7,334	9%	$(11,681)	-15%
Net income (loss) from continuing operations	$(281)	-1%	$83	0%	$(2,045)	-8%	$7,345	9%	$(6,489)	-9%
Net income (loss) per share from continuing operations
Basic	$(0.01)		$0.00		$(0.04)		$0.15		$(0.13)
Diluted	$(0.01)		$0.00		$(0.04)		$0.15		$(0.13)

Non-GAAP Results	THREE MONTHS ENDED						NINE MONTHS ENDED
	JANUARY 1, 2017		OCTOBER 2, 2016		DECEMBER 27, 2015		JANUARY 1, 2017		DECEMBER 27, 2015

Gross Profit	$14,523	53%	$14,331	52%	$11,667	46%	$42,924	52%	$33,737	44%
Operating Expenses	$11,040	41%	$10,605	38%	$10,677	42%	$31,732	39%	$34,685	45%
Income from operations	$3,483	13%	$3,726	13%	$990	4%	$11,192	14%	$(948)	-1%
Net income (loss) from continuing operations	$3,434	13%	$3,839	14%	$888	4%	$11,071	14%	$(1,233)	-2%
Net income (loss) per share from continuing operations
Basic	$0.07		$0.08		$0.02		$0.22		$(0.03)
Diluted	$0.07		$0.08		$0.02		$0.22		$(0.03)

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	JANUARY 1,	OCTOBER 2,	DECEMBER 27,	JANUARY 1,	DECEMBER 27,
	2017	2016	2015	2017	2015

Net sales	$18,845	$20,400	$16,884	$58,881	$47,740
Net sales, related party	8,377	7,201	8,426	23,078	28,508
Total net sales	27,222	27,601	25,310	81,959	76,248

Cost of sales:
Cost of sales (1)	10,054	11,008	9,716	31,473	29,922
Cost of sales, related party	3,118	2,581	4,025	8,468	12,847
Restructuring charges and exit costs	-	225	-	225	740
Proceeds from legal settlement	-	-	-	-	(1,500)
Amortization of purchased intangible assets	594	594	594	1,782	1,833
Total cost of sales	13,766	14,408	14,335	41,948	43,842
Gross profit	13,456	13,193	10,975	40,011	32,406
Operating expenses:	49.4%	47.8%	43.4%	48.8%	42.5%
Research and development (2)	4,964	4,945	4,734	14,840	17,007
Selling, general and administrative (3)	9,109	7,752	6,781	23,425	21,690
Restructuring charges and exit costs	-	-	2,639	923	4,846
Merger and acquisition costs	-	415	-	1,270	544
Impairment of design tools	-	-	-	1,519	-
Gain on disposal of property	-	-	-	(9,300)	-
Total operating expenses	14,073	13,112	14,154	32,677	44,087
Income (loss) from operations	(617)	81	(3,179)	7,334	(11,681)
Other income and expense, net:
Interest income and other, net	212	85	(12)	299	(60)
Interest expense and other, net	(80)	(29)	(65)	(147)	(158)
Total other income (expense), net	132	56	(77)	152	(218)
Income (loss) before income taxes	(485)	137	(3,256)	7,486	(11,899)
Provision for (benefit from) income taxes	(204)	54	(1,211)	141	(5,410)
Net income (loss) from continuing operations	(281)	83	(2,045)	7,345	(6,489)
Net income (loss) from discontinued operations	45,660	925	(5,092)	47,982	(7,355)
Net income (loss)	$45,379	$1,008	$(7,137)	$55,327	$(13,844)

Income (loss) per share — basic
From continuing operations	$(0.01)	$0.00	$(0.04)	$0.15	$(0.13)
From discontinued operations	0.91	0.02	(0.11)	0.97	(0.15)
Income (loss) per share — basic	$0.90	$0.02	$(0.15)	$1.12	$(0.28)
Income (loss) per share — diluted
From continuing operations	$(0.01)	$0.00	$(0.04)	$0.15	$(0.13)
From discontinued operations	0.89	0.02	(0.11)	0.95	(0.15)
Income (loss) per share — diluted	$0.88	$0.02	$(0.15)	$1.10	$(0.28)
Shares used in the computation of net income (loss) per share:
Basic	50,409	49,614	48,386	49,548	48,146
Diluted	51,365	50,434	48,386	50,261	48,146

(1) Stock-based compensation included in cost of sales	$473	$301	$98	$888	$257
(2) Stock-based compensation included in R&D	926	524	116	1,696	508
(3) Stock-based compensation included in SG&A	2,234	1,579	597	4,546	3,045

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	JANUARY 1,	OCTOBER 2,	MARCH 27,
	2017	2016	2016
ASSETS

Current assets:
Cash and cash equivalents	$102,023	$96,382	$55,070
Short term marketable securities	125,621	-	-
Accounts receivable, net	12,842	15,693	16,130
Accounts receivable, related party, net	4,977	3,184	3,247
Inventories	24,221	23,245	20,807
Other current assets	3,081	2,000	1,922
Assets held for sale	-	89,745	93,911
Total current assets	272,765	230,249	191,087

Property, plant and equipment, net	3,926	4,984	20,299
Goodwill	31,613	31,613	31,613
Intangible assets, net	9,602	10,307	11,735
Other non-current assets	5,605	972	639
Total assets	$323,511	$278,125	$255,373

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$9,558	$7,200	$11,258
Accrued compensation and related benefits	2,276	2,839	2,984
Deferred income and allowances on sales to distributors	3,221	3,017	3,053
Deferred income and allowances on sales to distributors, related party	2,988	3,357	4,683
Other current liabilities	10,200	11,800	10,669
Liabilities held for sale	-	7,376	3,470
Total current liabilities	28,243	35,589	36,117
Long-term lease financing obligations	-	428	1,285
Other non-current obligations	3,536	4,094	3,422
Total liabilities	31,779	40,111	40,824

Stockholders' equity	291,732	238,014	214,549
Total liabilities and stockholders' equity	$323,511	$278,125	$255,373

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED JANUARY 1, 2017
	Gross Margin	Oper. Expenses	Income/Loss from Oper.	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$13,456	$14,073	$(617)	$(281)	$136	$45,660	$45,379
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(108)	702	702	-	-	702
Stock-based compensation	473	(3,160)	3,633	3,633	209	209	3,842
Transition service and retention charges for disposal group	-	(163)	163	163	621	621	784
Gain on disposal of property	-	398	(398)	(398)	-	-	(398)
Gain on divestiture of Integrated Memory Logic	-	-	-	-	-	(45,384)	(45,384)
Income tax effects	-	-	-	(385)	-	-	(385)
Non-GAAP amount	$14,523	$11,040	$3,483	$3,434	$966	$1,106	$4,540
% of revenue	53.4%	40.6%	12.8%	12.6%		N/A
Non-GAAP net income per share				$0.07		$0.02
Shares used in the computation of Non-GAAP net income per share				52,394		52,394

	THREE MONTHS ENDED OCTOBER 2, 2016
	Gross Margin	Oper. Expenses	Income from Oper.	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$13,193	$13,112	$81	$83	$1,034	$925	$1,008
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(108)	702	702	-	-	702
Restructuring charges and other non-GAAP exit costs, net	243	-	243	243	-	-	243
Stock-based compensation	301	(2,103)	2,404	2,404	761	761	3,165
Merger and acquisition costs	-	(415)	415	415	-	-	415
Transition service and retention charges for disposal group	-	(279)	279	279	965	965	1,244
Gain on disposal of property	-	398	(398)	(398)	-	-	(398)
Income tax effects	-	-	-	111	-	112	223
Non-GAAP amount	$14,331	$10,605	$3,726	$3,839	$2,760	$2,763	$6,602
% of revenue	51.9%	38.4%	13.5%	13.9%		N/A
Non-GAAP net income per share				$0.08		$0.05
Shares used in the computation of Non-GAAP net income per share				51,165		51,165

	THREE MONTHS ENDED DECEMBER 27, 2015
	Gross Margin	Oper. Expenses	Oper. Income (Expense)	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$10,975	$14,154	$(3,179)	$(2,045)	$(3,675)	$(5,092)	$(7,137)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(125)	719	719	2,677	2,677	3,396
Restructuring charges and other non-GAAP exit costs, net	-	(2,639)	2,639	2,639	7	7	2,646
Stock-based compensation	98	(713)	811	811	231	231	1,042
Accruals for legal settlement and associated costs	-	-	-	-	1,498	1,498	1,498
Impairment of intangible assets	-	-	-	-	1,807	1,807	1,807
Income tax effects	-	-	-	(1,236)	-	1,361	125
Non-GAAP amount	$11,667	$10,677	$990	$888	$2,545	$2,489	$3,377
% of revenue	46.1%	42.2%	3.9%	3.5%		N/A
Non-GAAP net income per share				$0.02		$0.05
Shares used in the computation of Non-GAAP net income (loss) per share				49,064		49,064

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	NINE MONTHS ENDED JANUARY 1, 2017
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$40,011	$32,677	$7,334	$7,345	$2,663	$47,982	$55,327
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	1,782	(341)	2,123	2,123	1,806	1,806	3,929
Restructuring charges and other non-GAAP exit costs, net	243	(923)	1,166	1,166	109	109	1,275
Stock-based compensation	888	(6,242)	7,130	7,130	918	918	8,048
Merger and acquisition costs	-	(1,270)	1,270	1,270	-	-	1,270
Transition service and retention charges for disposal group	-	(746)	746	746	1,586	1,586	2,332
Impairment of design tools	-	(1,519)	1,519	1,519	-	-	1,519
Gain on disposal of property	-	10,096	(10,096)	(10,096)	-	-	(10,096)
Gain on divestiture of Integrated Memory Logic	-	-	-	-	-	(45,384)	(45,384)
Income tax effects	-	-	-	(132)	-	272	140
Non-GAAP amount	$42,924	$31,732	$11,192	$11,071	$7,082	$7,289	$18,360
% of revenue	52.4%	38.7%	13.7%	13.5%		N/A
Non-GAAP net income per share				$0.22		$0.14
Shares used in the computation of Non-GAAP net income per share				50,960		50,960

	NINE MONTHS ENDED DECEMBER 27, 2015
	Gross Margin	Oper. Expenses	Oper. Income (Expense)	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$32,406	$44,087	$(11,681)	$(6,489)	$(2,763)	$(7,355)	$(13,844)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	1,833	(394)	2,227	2,227	7,936	7,936	10,163
Restructuring charges and other non-GAAP exit costs, net	740	(4,869)	5,609	5,609	752	752	6,361
Stock-based compensation	258	(3,552)	3,810	3,810	621	621	4,431
Accruals for legal settlement and associated costs	(1,500)	-	(1,500)	(1,500)	1,699	1,699	199
Impairment of intangible assets	-	-			1,807	1,807	1,807
Merger and acquisition costs	-	(587)	587	587	124	124	711
Income tax effects	-	-	-	(5,477)	-	4,394	(1,083)
Non-GAAP amount	$33,737	$34,685	$(948)	$(1,233)	$10,176	$9,978	$8,745
% of revenue	44.2%	45.5%	-1.2%	-1.6%		N/A
Non-GAAP net income (loss) per share				$(0.03)		$0.20
Shares used in the computation of Non-GAAP net income (loss) per share				48,146		49,512

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